                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 5, 2002


                             FLEMING COMPANIES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Oklahoma                        1-8140                  48-0222760
-------------------------------    -----------------------   -------------------
(State or Other Jurisdiction of    (Commission File Number)  (I.R.S. Employer
       Incorporation)                                        Identification No.)


                 1945 Lakepointe Drive, Lewisville, Texas 75057
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               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 906-8000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 9. REGULATION FD DISCLOSURE.

         (a) On August 6, 2002, Fleming issued a press release relating to the public availability of a presentation to investors and analysts. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated into this item of this report as if fully set forth herein. The slide presentation that accompanied the presentation is attached hereto as Exhibit 99.2 and is incorporated into this item of this report as if fully set forth herein.

         (b) Exhibits.

         Number

          99.1           Press Release dated August 6, 2002.

          99.2           Slide presentation.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FLEMING COMPANIES, INC.


                                  By:  /s/ Neal J. Rider
                                       ----------------------------------------
                                       Neal J. Rider
                                       Executive Vice President and Chief
                                       Financial Officer


Date:  August 5, 2002



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                               INDEX TO EXHIBITS





EXHIBIT
NUMBER           DESCRIPTION
-------          -----------

  99.1           Press Release dated August 6, 2002.

  99.2           Slide presentation.